July 27, 2018
TOUCHSTONE STRATEGIC TRUST

Touchstone Flexible Income Fund
Touchstone Focused Fund
Touchstone Growth Opportunities Fund
Touchstone International Value Fund
Touchstone Mid Cap Growth Fund
Touchstone Small Cap Growth Fund
Touchstone Sustainability and Impact Equity Fund

Supplement to the Prospectus and Statement of Additional Information dated July 30, 2018

Notice of Certain Information Relating to Class A Shares

Prospectus

From July 30, 2018 to August 16, 2018, the “Maximum Sales Charge (Load) Imposed on Purchases” in the Fees and Expenses Table for each of the Touchstone Flexible Income Fund, Touchstone Focused Fund, Touchstone Growth Opportunities Fund, Touchstone International Value Fund, Touchstone Mid Cap Growth Fund, Touchstone Small Cap Growth Fund, and Touchstone Sustainability and Impact Equity Fund (together, the "Funds") is 5.75% and the first paragraph in the section “The Fund’s Fees and Expenses” for each Fund is replaced with the following:

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts for Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 or more in the Touchstone Funds. More information about these and other discounts is available from your financial professional and in the section entitled “Choosing a Class of Shares” in the Fund’s prospectus and Statement of Additional Information ("SAI") on page 62 and 63, respectively, and in Appendix A – Intermediary-Specific Sales Charge Waivers and Discounts to the Fund's prospectus.

Additionally, in the “Choosing a Class of Shares” section of the prospectus, the tables in the "Class A Sales Charge" section are replaced with the following table, which is applicable to each Fund:

Amount of Your Investment	Sales Charge as % of Offering Price	Sales Charge as % of Net Amount Invested	Dealer Reallowance as % of Offering Price
Under $50,000	5.75%	6.10%	5.00%
$50,000 but less than $100,000	4.50%	4.71%	3.75%
$100,000 but less than $250,000	3.50%	3.63%	2.75%
$250,000 but less than $500,000	2.95%	3.04%	2.25%
$500,000 but less than $1 million	2.25%	2.30%	1.75%
$1 million or more	0.00	0.00	None*

On August 17, 2018, this Supplement will no longer be in effect and the reduced sales charges for the Funds, which prior to this Supplement were the amounts reflected in the Funds' prospectus dated July 30, 2018, will take effect.

Statement of Additional Information

From July 30, 2018 to August 16, 2018, the disclosure under the heading "Class A Shares" in the section of the Funds' SAI entitled "Choosing a Class of Shares" is replaced with the following:

Class A Shares. For initial purchases of Class A shares of $1 million or more and subsequent purchases further increasing the size of an individual shareholder account, participating dealers may receive compensation of up to 1.00% (a “Finder's Fee”) of such purchases from Touchstone Securities according to the following schedule:

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Amount of Investment	Finder's Fee
$1 million but less than $3 million	1.00%
$3 million but less than $5 million	0.75%
$5 million but less than $25 million	0.50%
$25 million or more	0.25%

The Distributor does not have an annual reset for Finder’s Fees.  In determining a dealer’s eligibility for a Finder’s Fee, purchases of Class A shares of an individual shareholder account in a Touchstone Fund may be aggregated with concurrent purchases of Class A shares of other Touchstone Funds for that individual shareholder. If a Finder’s Fee was paid to a participating dealer that dealer is not eligible to receive 12b-1 fees on the shares that were used to generate the Finder’s Fee until they have aged for a period of one year.  Additionally, if a Finder’s Fee was paid and the Class A shares are redeemed within a year of their purchase, a contingent deferred sales charge (“CDSC”) of up to 1.00% will be charged on the redemption. Dealers should contact the Distributor for more information on the calculation of the dealer’s commission in the case of combined purchases.

A dealer is eligible for a Finder's Fee only if the dealer has not previously received a Finder's Fee on the assets used to meet the required investment amount. Similarly, an exchange from any other Touchstone Fund will not qualify for a Dealer Fee unless the dealer did not receive any compensation on those assets at the time of the initial investment. In all cases Touchstone Securities reserves the right to deny payment of a Finder's Fee if it reasonably believes such a fee has already been paid on those assets.

On August 17, 2018, this information will be replaced in its entirety with the disclosure previously contained, prior to this Supplement, in the in the "Choosing a Class of Shares - Class A Shares" section of the Funds' SAI dated July 30, 2018.

Please contact your financial advisor or Touchstone at 800.543.0407 if you have any questions.

P.O. Box 9878 · Providence, RI 02940-8078
Ph: 800.543.0407 · TouchstoneInvestments.com

Touchstone Funds are distributed by Touchstone Securities, Inc.*
*A registered broker-dealer and member FINRA and SIPC
A Member of Western & Southern Financial Group

Please retain this Supplement for future reference.